UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2007

EAGLE BROADBAND, INC.
(Exact name of registrant as specified in charter)

TEXAS	1-15649	76-0494995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 COURAGEOUS DRIVE LEAGUE CITY, TEXAS 77573
(Address of principal executive offices, including zip code)

(281) 538-6000
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

    Results of Operations and Financial Condition.

On July 23, 2007, Eagle Broadband, Inc., issued a press release announcing its operating results for the third quarter of fiscal year 2007 ended May 31, 2007.

Exhibit Number	Description
99.1	Press release dated July 23, 2007, announcing Eagle Broadband's operating results for the third quarter of fiscal year 2007 ended May 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BROADBAND, INC. (Registrant)

DATE: July 26, 2007	/s/ DAVID MICEK
David Micek
President and Chief Executive Officer